Commitments and Contingencies	12 Months Ended
Mar. 31, 2026
Commitments and Contingencies [Abstract]
Commitments and Contingencies

18. Commitments and Contingencies

Commitments

As of March 31, 2026 and 2025, the Group had neither significant financial nor capital commitment other than lease commitments as disclosed in Note 7.

Contingencies

As of March 31, 2026 and 2025, the Group was not a party to any material legal or administrative proceedings. From time to time, the Group is involved in various other legal and regulatory proceedings arising in the normal course of business. While the Group cannot predict the occurrence or outcome of these proceedings with certainty, it does not believe that an adverse result in any pending legal or regulatory proceeding, individually or in the aggregate, would be material to the Group’s consolidated financial condition or cash flows; however, an unfavorable outcome could have a material adverse effect on the Group’s results of operations.